                                                                    Exhibit 99.4

                    AMENDMENT TO THE SCHEDULES AND THE LEASES

     AMENDMENT TO THE SCHEDULES AND THE LEASES (this "Amendment"), dated as of October 29, 2002, among Interstate FiberNet, Inc., as a lessee ("FiberNet"), and ITC/\ DeltaCom Communications, Inc., as a lessee ("Communications"; FiberNet and Communications individually a "Lessee" and collectively the "Lessees"), NTFC Capital Corporation ("NTFC") and General Electric Capital Corporation ("GECC"; NTFC and GECC individually a "Lessor" and collectively the "Lessors").

     PRELIMINARY STATEMENTS:

     (a) Lessees and NTFC have entered into a Master Lease Agreement dated December 29, 2000 (as heretofore amended, supplemented or otherwise modified, and including the NTFC Lease Schedules (as hereinafter defined) and the other schedules and attachments thereto, the "NTFC Lease"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the NTFC Lease or in the GECC Lease (as hereinafter defined), as applicable.

     (b) Communications and NTFC have entered into Equipment Schedule No. 1 dated December 29, 2000 (as amended as of October 29, 2002), Equipment Schedule No. 3 dated April 6, 2001, and Equipment Schedule No. 8 dated December 21, 2001, and FiberNet and NTFC have entered into Equipment Schedule No. 2 dated December 29, 2000, Equipment Schedule No. 4 dated April 6, 2001, Equipment Schedule No. 5 dated September 28, 2001, Equipment Schedule No. 6 dated September 28, 2001, and Equipment Schedule No. 7 dated December 21, 2001 (individually a "NTFC Lease Schedule" and collectively, the "NTFC Lease Schedules").

     (c) GECC and Communications have entered into a Master Lease Agreement dated December 31, 2001 (as heretofore amended, supplemented or otherwise modified, and including the GECC Lease Schedule (as hereinafter defined) and the other schedules and attachments thereto, the "GECC Lease"; the GECC Lease and the NTFC Lease, individually a "Lease" and collectively the "Leases").

     (d) GECC and Communications have entered into an Equipment Schedule dated December 31, 2001 (as heretofore amended, supplemented or otherwise modified, the "GECC Lease Schedule"; the GECC Lease Schedule and the NTFC Lease Schedules, individually a "Schedule" and collectively the "Schedules").

     (e) Lessees and Lessors have agreed to amend the Schedules and the Leases for the purposes of postponing a portion of the Rent that would otherwise become due and payable during calendar year 2003 in an aggregate amount equal to nine million nine hundred nineteen thousand seven hundred and one dollars ($9,919,701) of Rent, amending certain covenants imposed on the Lessees, and for the other purposes set forth below.

     (f) Lessees and Lessors have entered into a Forbearance Agreement dated as of September 13, 2002 (the "Forbearance Agreement").

     (g) On June 25, 2002, ITC/\ DeltaCom, Inc. (the "Parent") filed a voluntary petition of bankruptcy relief under chapter 11 of title 11 of the United States Code, as amended, with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

     (h) On October 17, 2002, the Bankruptcy Court confirmed that Parent's plan of reorganization dated October 15, 2002, and a final order confirming such plan of reorganization was entered by the Clerk of the Bankruptcy Court on October 17, 2002 (such plan of reorganization as so confirmed, the "Plan").

     SECTION 1. Amendments.

     (a) Amendments Concerning the Payment of Rent. Effective as of the Effective Date (as hereinafter defined), the Schedules and the Leases are hereby amended as follows:

          (i) A portion of the Rent (as such term is used in the Leases and Schedules) shall be deferred during calendar year 2003 in the amount set forth in Exhibits 1(a) and 1(b) hereto (Exhibit 1(a) specifying an aggregate amount of Rent with respect to all of the Leases and Schedules that shall be deferred with respect to each monthly period identified therein (the "Deferred Rent") and Exhibit 1(b) specifying the amount of Rent with respect to each individual Lease and Schedule that shall be deferred with respect to each monthly period identified therein). The aggregate amount of all Deferred Rent is nine million nine hundred nineteen thousand seven hundred and one dollars ($9,919,701), the payment of which amount shall be rescheduled as set forth herein. The payment of Rent in respect of the Schedules and the Leases (including, without limitation, the Deferred Rent) shall be rescheduled for payment on the dates, and in the amounts, set forth on Exhibit 2, and in each such case the Lessees shall be responsible for payment of such amounts on such dates.

          (ii) Notwithstanding the provisions of clause (i) above and in addition thereto, on the later of the Effective Date or three (3) business days after the earlier of the applicable Lessee's receipt of funds (in the case of clause (A) below) or payment after the occurrence of an "Event" (in the case of clause (B) below), such Lessee shall pay to Lessors the following amounts (up to an aggregate of six million dollars ($6,000,000) for all such amounts):

          (A) 25% of the Net Advance Payments received by such Lessee under indefeasible right to use ("IRU") agreements relating to excess raised floor space at the e deltacom facility located in Suwanee, Georgia, which are entered into by such Lessee after the date of this Amendment; and

          (B) the amount by which the aggregate payments, if any, made by such Lessee upon the occurrence of an "Event" as defined in, and pursuant to, Section 32.2 of the Amendment to the Revised and Restated Fiber Optic Facilities and Services Agreement dated as of August 1, 2000 between Southern Telecom, Inc. on behalf of itself and as agent for the other parties named therein, and FiberNet is less than seventeen million dollars ($17,000,000).

All amounts paid to Lessors pursuant to this clause (ii) shall be applied to the prepayment of the Deferred Rent by crediting such amounts against the payments of Deferred Rent contemplated by Exhibit 2 hereto, that, but for such credit, would next become due. For purposes of clause (ii)(A) above, "Net Advance Payments" means prepayments of the purchase price or other consideration, net of brokers' and finders' fees and commissions, reasonable legal fees and other reasonable transaction costs.

          (b) Amendments Concerning Negative Covenants.

               (i) Amendment Concerning Financial Covenants. Effective as of the later of (x) the Effective Date or (y) the date on which the Indenture have been terminated and any securities outstanding thereunder shall have been cancelled, the NTFC Lease Schedules and the NTFC Lease are hereby amended such that the negative covenants set forth in Sections 4.03, 4.04, 4.05 and 4.10 of the Indenture shall no longer be a part of the NTFC Lease, and Lessees shall have no further obligation to observe such covenants for the benefit of NTFC. Effective as of the Effective Date and immediately upon the amendment and restatement of the Credit Agreement (as hereinafter defined) consistent with Section 2(a)(iv) hereof, Section 1(a) of the Financial Covenants and Reporting Requirements Annex to the NTFC Lease shall be deemed to be automatically amended to provide that the "Lessees" (as defined in the NTFC Lease) shall observe for the benefit of the "Lessor" (as defined in the NTFC Lease) the negative covenants set forth in Sections 5.02(b)-(q) of the Credit Agreement as in effect immediately after giving effect to such amendment and restatement.

               (ii) Amendment Concerning Most Favored Creditor Status. Effective as of the Effective Date, the NTFC Lease is hereby amended such that a new subsection (vii) is added to Section 14(b) of the NTFC Lease, which reads in its entirety as follows:

               "Most Favored Creditor. If at any time and from time to time after the effective date of the Amendment to the Schedules and the Leases dated as of June 14, 2002 among the Lessees, the Lessor and General Electric Capital Corporation, either Lessee enters into, assumes or otherwise becomes bound or obligated under, or agrees to the modification of, one or more negative covenants (other than, with respect to the Credit Agreement, the negative covenants set forth in Section 5.02(a) thereof), financial covenants or events of default contained in any agreement or instrument of the Lessees providing for the incurrence of or otherwise governing indebtedness in an amount in excess of $10,000,000 (including, without limitation, the Credit Agreement, each herein referred to as a "Material Debt Document") that is more favorable to the creditors under such Material Debt Document than are the negative or financial covenants or events of default of this Agreement to the Lessor, this Agreement shall, without any further action on the part of either Lessee or the Lessor, be deemed to be amended automatically to include each such more favorable negative or financial covenant or event of default. No modification or amendment of any Material Debt Document that results in any negative or financial covenant or event of default becoming less restrictive on either

               Lessee shall be effective as a modification, amendment or waiver under this Agreement. Each of the Lessees further covenants to promptly execute and deliver at its expense (including, without limitation, the fees and expenses of counsel for the Lessor) an amendment to this Agreement in form and substance satisfactory to the Lessor to reflect such amendment, provided that the execution and delivery of such amendment shall not be a precondition to the effectiveness of such amendment as provided for in this Section."

     (c) Amendments Concerning Definitions.


          (i) Effective as of the Effective Date, the Definitions Annex of the NTFC Lease is hereby amended such that the following definition is added thereto: "`Parent' means ITC DeltaCom, Inc. and its successors and assigns (including, without limitation, ITC DeltaCom, Inc. as constituted upon a reorganization under chapter 11 of title 11 of the United States Code)."

          (ii) Effective as of the Effective Date, the GECC Lease is hereby amended such that the following sentence is added at the end of Section 1 thereof: "Any reference to `Parent' shall mean ITC DeltaCom, Inc. and its successors and assigns (including, without limitation, ITC DeltaCom, Inc. as constituted upon a reorganization under chapter 11 of title 11 of the United States Code)."

     (d) Amendments to Events of Default.

          (i) Effective as of the Effective Date, Section 19(h) of the NTFC Lease and Section 14(g) of the GECC Lease are each hereby amended to read in their entirety as follows: "Parent, Lessee, or any direct or indirect subsidiary of Parent or Lessee becomes insolvent, makes an assignment for the benefit of creditors, files a voluntary petition or has an involuntary petition filed or action commenced against it under the United States Bankruptcy Code or any similar federal or state law and in respect of an involuntary petition such petition is not dismissed on or before 60 days after the filing thereof;".

          (ii) Effective as of the Effective Date, Section 19(j) of the NTFC Lease is hereby amended, and a new Section 14(j) is hereby added to the GECC Lease, in each case to read in its entirety as follows: "a default, event or condition, which with the notice or lapse of time or both would become an event of default, occurs that gives a creditor of Parent, Lessee or any direct or indirect subsidiary of Parent or Lessee the right to declare an event of default (howsoever defined) and/or accelerate payment with respect of any obligation of Parent, Lessee or any of their direct or indirect subsidiaries for borrowed money in excess of $250,000 (including capitalized or operating lease obligations)".

     SECTION 2. Condition to Effectiveness; Other Matters.

     (a) Effectiveness of Amendment. This Amendment shall not become effective until all of the following conditions shall have been satisfied:

          (i) The absence under the Leases of any default or Event of Default other than, to the extent they may be deemed to be continuing and in effect, the defaults or Events of Defaults referred to in Schedule A to the Forbearance Agreement (the "Forbearance Agreement Schedule A Defaults");

          (ii) The representations and warranties of the Lessees in Section 3 hereof shall be true and correct in all material respects at such time;

          (iii) Concurrently with the effectiveness of this Amendment, the absence of (or the grant of a permanent waiver with respect to) any "Default" or "Event of Default" under that certain Credit Agreement dated as of April 5, 2000 (as amended from time to time, the "Credit Agreement") among FiberNet, as borrower, the Parent, as Guarantor, and certain other subsidiary guarantors, Morgan Stanley Senior Funding, Inc. as Administrative Agent, Morgan Stanley & Co., Inc. as collateral agent, and certain institutional lenders; and

          (iv) Concurrently with the effectiveness of this Amendment, the execution and delivery of an amended and restated Credit Agreement in the form attached as Exhibit 3 hereto.

     (b) Time of Effectiveness. At the time that all of the conditions set forth in Section 2(a) have been satisfied and this Amendment shall have been executed and delivered by the parties hereto, this Amendment shall become effective (the "Effective Date").

     (c) Waiver; Consent. Effective as of the Effective Date, Lessors hereby (i) irrevocably waive any and all Forbearance Agreement Schedule A Defaults and any and all other defaults or Events of Defaults under the Leases that, but for this
Section 2(c)(i), would arise out of or result from the transactions referred to in Section 2(c)(ii), and (ii) agree and consent to the consummation of each and every one of the transactions contemplated by the Plan to occur on or after the effective date of the Plan (including, without limitation, the amendment and restatement of the Credit Agreement consistent with Section 2(a)(iv) hereof) notwithstanding that the consummation of any such transaction may, in the absence of this Section 2(c), be deemed to violate or breach, or conflict with, this Amendment or the Leases or to constitute a default or an Event of Default under the Leases.

     (d) No Additional Amendment. Lessors and Lessees agree that this Amendment shall constitute the only amendment to the Schedules and the Leases that shall be required as a result of the consummation of the transactions contemplated by the Plan, including, without limitation, the amendment and restatement of the Credit Agreement consistent with Section 2(a)(iv) hereof.

     (e) Release by Lessees. Effective as of the Effective Date, the Lessees hereby release each Lessor and each such Lessor's direct and indirect stockholders and other affiliates, officers, employees, directors and agents (collectively, the "Releasees") from any and all claims, demands, liabilities, responsibilities, disputes, causes of action (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent that any of the Lessees may have against any Lessor arising from or relating to any action or inactions of any Releasee on or prior to the Effective Date with respect to the Leases or this Amendment. For purposes of the release contained in this paragraph, the term "Lessee" shall also include the Lessees' successors and assigns, including, without limitation, any trustee, receiver or other representative acting on behalf of the Lessee.

     SECTION 3. Representations and Warranties of Each Lessee. Each Lessee represents and warrants that:

     (a) The execution, delivery and performance of this Amendment by Lessees is within the respective corporate powers of Lessees and has been duly authorized by all necessary corporate actions on their part, and this Amendment constitutes a valid and binding agreement of the Lessees.

     (b) Except as expressly provided herein, the execution and delivery of this Amendment shall not: (i) constitute an extension, modification, or waiver of any aspect of the Leases; (ii) extend the terms of the Leases or the due date of any of the obligations under the Leases; (iii) give rise to any obligation on the part of either of the Lessors to extend, modify or waive any term or condition of the Leases; or (iv) give rise to any defenses or counterclaims to Lessors' rights to compel payment of the obligations under the Leases or to otherwise enforce their rights and remedies under the Leases. Except as expressly limited herein, the Lessors hereby expressly reserve all of their respective rights and remedies under the Leases.

     (c) The Leases, the Schedules and the Guaranty constitute valid and legally binding obligations of Lessees, as applicable, and are enforceable against Lessees, as applicable, in accordance with the terms thereof and hereof, except as limited by bankruptcy, insolvency, reorganization or other similar laws or equitable principles.

     (d) The representations and warranties of such Lessee contained in the Leases, the Schedules and each Lease Document are correct in all material respects on and as of the date hereof, before and after giving effect to this Amendment, other than any such representations and warranties that, by their terms, refer to a specific date other than the date hereof, in which case as of such specific date.

     (e) The representations and warranties set out in Sections 13(b), (c), (d) and (e) of the NTFC Lease are incorporated and set out in full herein with references therein to "this Agreement" or "Lease Documents" in whatever form being replaced by "this Amendment."

     (f) No Event of Default (other than the Forbearance Agreement Schedule A Defaults) has occurred and is continuing, or would result from this Amendment.

     SECTION 4. Reference to and Effect on the Annexes, etc.

     (a) On and after the Effective Date, (i) each reference in a Schedule to "this Schedule," "hereunder," "hereof" or words of like import referring to such Schedule, shall mean and be a reference to such Schedule, as amended by this Amendment, (ii) each reference in a Lease to "this Agreement," "hereunder," "hereof" or words of like import referring to such Lease, shall mean and be a reference to such Lease, as amended by this Amendment, and (iii) each reference in a Lease Document to the "Master Lease Agreement," a "Schedule," an "Equipment Schedule,"

"thereunder," "thereof" or words of like import shall mean and be a reference to the NTFC Lease, an NTFC Lease Schedule, the GECC Lease or the GECC Lease Schedule, as applicable, as amended by this Amendment.

     (b) The Schedules and the Leases, as amended by this Amendment, are and shall continue to be in full force and effect and hereby are in all respects ratified and confirmed.

     SECTION 5. Amendment Fee. Lessees jointly and severally agree to pay to Lessors jointly an amendment fee in the aggregate amount of $75,000 in respect of this Amendment, payable as follows: (a) $25,000 payable simultaneously with the execution and delivery of this Amendment by Lessees, (b) $25,000 payable on the date that is one calendar month after the date of execution and delivery of this Amendment by Lessees, and (c) $25,000 payable on the date that is two calendar months after the date of execution and delivery of this Amendment by Lessees.

     SECTION 6. Consent of FiberNet. FiberNet, as Guarantor under the Guaranty, hereby consents to this Amendment and hereby confirms and agrees that (a) it has received a copy of and reviewed to its satisfaction this Amendment and, (b) notwithstanding the effectiveness of this Amendment, the Guaranty is, and shall continue to be, in full force and effect and hereby is ratified and confirmed in all respects.

     SECTION 7. Execution in Counterparts. This Amendment may be executed by one or more of the parties on any number of separate counterparts (which may be originals or copies sent by facsimile transmission), each of which counterparts shall be an original.

     SECTION 8. Certain Costs and Expenses of Lessors. The Lessees hereby agree to pay all of the Lessors' out-of-pocket costs and expenses related to the preparation, negotiation and execution of this Amendment, or otherwise arising out of the review and analysis of the Plan, the proposed changes to the Credit Agreement and other matters related to the restructuring of certain Parent and Lessee obligations (including, without limitation, the reasonable fees and disbursements of legal counsel to the Lessors in an amount not to exceed $25,000 for the preparation, negotiation and execution of this Amendment).

     SECTION 9. Governing Law. This Amendment shall be governed by the laws of the State of New York. All parties waive all rights to a jury trial to the extent permitted by law.

     SECTION 10. Continued Effectiveness. Except as expressly set forth herein, the terms, provisions and conditions of the Leases and the Schedules are unchanged, and the Leases and the Schedules, as modified hereby, shall remain in full force and effect and are hereby confirmed and ratified.

     [Remainder of page intentionally blank; next page is signature page]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first above written.

                                 As Lessee and, solely for purposes of Section 6 of this Amendment, as Guarantor:

                                 INTERSTATE FIBERNET, INC.



                                 By: /s/ J. Thomas Mullis
                                     -------------------------------------------
                                     Name:  J. Thomas Mullis
                                     Title: Sr. Vice President



                                 As Lessee:

                                 ITC/\ DELTACOM COMMUNICATIONS, INC.


                                 By: /s/ J. Thomas Mullis
                                     -------------------------------------------
                                     Name:  J. Thomas Mullis
                                     Title: Sr. Vice President

     [Signature page to Amendment to the Schedules and the Leases]

                                 As Lessor:

                                 NTFC CAPITAL CORPORATION



                                 By: /s/ Henry Cruz
                                     -------------------------------------------
                                     Name:  Henry Cruz
                                     Title: Vice President

                                 As Lessor:

                                 GENERAL ELECTRIC CAPITAL CORPORATION



                                 By: /s/ Henry Cruz
                                     -------------------------------------------
                                     Name:  Henry Cruz
                                     Title: Managing Director

     [Signature page to Amendment to the Schedules and the Leases]

                    Exhibit 1(a)

                                Deferred Rent
                  ---------------------------
        Month
        -----
        Jan-03                        720,863
        Feb-03                        726,184
        Mar-03                        731,545
        Apr-03                        796,632
        May-03                        802,470
        Jun-03                        808,351
        Jul-03                        872,784
        Aug-03                        879,184
        Sep-03                        885,632
        Oct-03                        892,127
        Nov-03                        898,669
        Dec-03                        905,260
                  ---------------------------

        Total:                    $.9,919,701
                                  -----------

                                  Exhibit 1(b)

         NTFC Lease -            NTFC Lease -           NTFC Lease -            NTFC Lease -
         Schedule 1              Schedule 2             Schedule 3              Schedule 4
              Deferred Rent           Deferred Rent          Deferred Rent          Deferred Rent
         ----------------------------------------------------------------------------------------
Month
-----
Jan-03            $303,061               $310,766                $22,537                $67,724
Feb-03             305,314                313,076                 22,699                 68,209
Mar-03             307,584                315,403                 22,861                 68,698
Apr-03             309,870                317,747                 23,025                 69,190
May-03             312,173                320,109                 23,190                 69,686
Jun-03             314,494                322,489                 23,356                 70,185
Jul-03             316,832                324,886                 23,524                 70,688
Aug-03             319,187                327,301                 23,692                 71,195
Sep-03             321,559                329,734                 23,862                 71,705
Oct-03             323,949                332,185                 24,033                 72,219
Nov-03             326,358                334,654                 24,206                 72,737
Dec-03             328,783                337,142                 24,379                 73,258
         ----------------------------------------------------------------------------------------

         NTFC Lease -            NTFC Lease -           NTFC Lease -            NTFC Lease -
         Schedule 5              Schedule 6             Schedule 7              Schedule 8
              Deferred Rent           Deferred Rent          Deferred Rent          Deferred Rent
         ----------------------------------------------------------------------------------------
Month
-----
Jan-03                   0                 16,775                      0                      0
Feb-03                   0                 16,887                      0                      0
Mar-03                   0                 16,999                      0                      0
Apr-03              59,686                 17,113                      0                      0
May-03              60,084                 17,227                      0                      0
Jun-03              60,485                 17,342                      0                      0
Jul-03              60,888                 17,457                 48,516                  2,488
Aug-03              61,294                 17,574                 48,875                  2,507
Sep-03              61,702                 17,691                 49,237                  2,525
Oct-03              62,114                 17,809                 49,601                  2,544
Nov-03              62,528                 17,928                 49,968                  2,563
Dec-03              62,945                 18,047                 50,338                  2,582
         ----------------------------------------------------------------------------------------

                               GECC Lease -
                                 Schedule
                               Deferred Rent
                           --------------------
                   Month
                   -----
                   Jan-03             0
                   Feb-03             0
                   Mar-03             0
                   Apr-03             0
                   May-03             0
                   Jun-03             0
                   Jul-03           7,504
                   Aug-03           7,560
                   Sep-03           7,616
                   Oct-03           7,672
                   Nov-03           7,729
                   Dec-03           7,786
                           --------------------

                                    Exhibit 2

                                          Restructured
                 ---------------------------------------------------------------
Month                     Payment       Interest      Principal         Balance
-----                     -------       --------      ---------         -------
Jun-02                          0              0              0      39,712,671
Jul-02                    878,270        291,122        587,149      39,125,523
Aug-02                    878,270        286,757        591,513      38,534,010
Sep-02                    878,270        282,360        595,910      37,938,100
Oct-02                    878,270        277,931        600,340      37,337,760
Nov-02                    983,805        273,468        710,337      36,627,423
Dec-02                    983,805        268,224        715,580      35,911,843
Jan-03                    262,942        262,942              0      35,911,843
Feb-03                    262,942        262,942              0      35,911,843
Mar-03                    262,942        262,942              0      35,911,843
Apr-03                    262,942        262,942              0      35,911,843
May-03                    262,942        262,942              0      35,911,843
Jun-03                    262,942        262,942              0      35,911,843
Jul-03                    262,942        262,942              0      35,911,843
Aug-03                    262,942        262,942              0      35,911,843
Sep-03                    262,942        262,942              0      35,911,843
Oct-03                    262,942        262,942              0      35,911,843
Nov-03                    262,942        262,942              0      35,911,843
Dec-03                    262,942        262,942              0      35,911,843
Jan-04                  1,174,841        262,942        911,899      34,999,944
Feb-04                  1,174,841        256,254        918,586      34,081,357
Mar-04                  1,174,841        249,517        925,323      33,156,034
Apr-04                  1,174,841        242,731        932,109      32,223,925
May-04                  1,174,841        235,895        938,945      31,284,979
Jun-04                  1,174,841        229,009        945,832      30,339,148
Jul-04                  1,174,841        222,072        952,768      29,386,379
Aug-04                  1,174,841        215,084        959,756      28,426,623
Sep-04                  1,174,841        208,045        966,795      27,459,828
Oct-04                  1,174,841        200,955        973,886      26,485,942
Nov-04                  1,174,841        193,812        981,029      25,504,913
Dec-04                  1,174,841        186,617        988,224      24,516,690
Jan-05                  1,174,841        179,369        995,472      23,521,218
Feb-05                  1,174,841        172,068      1,002,773      22,518,445
Mar-05                  1,174,841        164,713      1,010,128      21,508,317
Apr-05                  1,174,841        157,304      1,017,536      20,490,781
May-05                  1,174,841        149,841      1,025,000      19,465,782
Jun-05                  1,174,841        142,323      1,032,518      18,433,264
Jul-05                  1,174,841        134,750      1,040,091      17,393,173
Aug-05                  1,174,841        127,121      1,047,719      16,345,454
Sep-05                  1,700,954        119,436      1,581,517      14,763,937
Oct-05                  1,700,954        107,881      1,593,073      13,170,864
Nov-05                  1,700,954         96,240      1,604,713      11,566,151
Dec-05                  1,700,954         84,515      1,616,439       9,949,712

Jan-06                  1,700,954         72,704      1,628,250       8,321,463
Feb-06                  1,700,954         60,806      1,640,147       6,681,315
Mar-06                  1,700,954         48,822      1,652,132       5,029,183
Apr-06                  1,700,954         36,749      1,664,204       3,364,979
May-06                  1,700,954         24,589      1,676,365       1,688,614
Jun-06                  1,700,954         12,339      1,688,614               0
Jul-06                          0              0              0               0
Aug-06                          0              0              0               0
Sep-06                          0              0              0               0
Oct-06                          0              0              0               0
Nov-06                          0              0              0               0
Dec-06                          0              0              0               0
            --------------------------------------------------------------------

                      $49,142,340
                  ---------------------------------------------

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